EXHIBIT 99.3

BIONEXUS GENE LAB CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2020

	Historical		Pro Forma Adjustments	Pro Forma
	BGLC	CCSB	(Note 3)	Combined
Assets
Current assets:
Cash and cash equivalents	$687,203	$1,502,869	$-	$2,190,072
Other receivables and deposits	13,847	7,154	-	21,001
Trade receivables	-	3,568,699	-	3,568,699
Inventories	19,165	1,178,775	-	1,197,940
Total current assets	720,215	6,257,497	-	6,977,712

Non-current assets:
Operating lease right-of-use assets, net	14,258	-	-	14,258
Property, plant and equipment, net	276,866	1,075,877	-	1,352,743
Other investments	1,880	229,129	-	231,009
Total non-current assets	293,004	1,305,006	-	1,598,010

Total assets	$1,013,219	$7,562,503	$-	$8,575,722

Liabilities and stockholders’ equity
Current liabilities:
Trade payables	$-	$1,924,495	$-	$1,924,495
Other payables and accrued liabilities	6,452	17,905	-	24,357
Current portion of obligation under finance lease	19,886	5,940	-	25,826
Current portion of obligation under operating liabilities	11,152	-	-	11,152
Tax payables	673	304,091	-	304,764
Total current liabilities	38,163	2,252,431	-	2,290,594

Non-current liabilities:
Current portion of obligation under finance lease	39,500	-	-	39,500
Non-current portion of obligation under operating liabilities	3,966	-	-	3,966
Deferred tax liabilities	-	3,061	-	3,061
Total non-current liabilities	43,466	3,061	-	46,527

Total liabilities	81,629	2,255,492	-	2,337,121

Stockholders’ equity:
Common stock	6,484,669	395,306	4,911,705	11,791,680
Additional paid in capital	(5,011,891)	-	-	(5,011,891)
Accumulated (deficit)/surplus	(507,836)	4,993,951	(4,993,951)	(507,836)
Accumulated other comprehensive (loss)/income	(33,352)	(82,246)	82,246	(33,352)
Total stockholders’ equity	931,590	5,307,011	-	6,238,601

Total liabilities and stockholders’ equity	$1,013,219	$7,562,503	$-	$8,575,722

See accompanying notes to unaudited pro forma condensed combined financial statements.

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BIONEXUS GENE LAB CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2020

	Historical		Pro Forma	Pro Forma
	BGLC	CCSB	Adjustments	Combined
Revenue	$30,012	$7,234,543	$-	$7,264,555

Costs of revenue	(45,561)	(5,882,174)	-	(5,927,735)

Gross (loss)/profit	(15,549)	1,352,369	-	1,336,820

Other income	10,548	759,437	-	769,985

Other expenses – general administrative	(167,685)	(694,475)	-	(862,160)

(Loss)/Profit from operations	(172,686)	1,417,331	-	1,244,645

Finance costs	-	(5,282)	-	(5,282)

Net (loss)/profit before taxation	(172,686)	1,412,049	-	1,239,363

Income tax expense	(1,839)	(354,610	-	(356,449)
			-
Net (loss)/income attributable to common shareholders	$(174,525)	$1,057,439	$-	$882,914

Other comprehensive income:
Foreign currency translation (loss)/gain	(16,249)	(45,333)	-	(61,582)

Total comprehensive (loss)/income per share attributable to common shareholders — basic and diluted	$(190,774)	$1,012,106	$-	$821,332

Basic and diluted income per share of common stock	$-	$0.66	$-	$0.005
Weighted average number of shares of common stock outstanding *	102,730,891	1,600,000	66,887,261	171,218,152

* Proforma as adjusted shares are not weighted average and are actual shares issued and outstanding

See accompanying notes to unaudited pro forma condensed combined financial statements.

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BIONEXUS GENE LAB CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2019

	Historical		Pro Forma	Pro Forma
	BGLC	CCSB	Adjustments	Combined
Revenue	$126,955	$15,417,992	$-	$15,544,947

Costs of revenue	(71,067)	(13,487,421)	-	(13,558,489)

Gross profit	55,888	1,930,571	-	1,986,459

Other income	25,048	89,504	-	114,552

Other expenses – general administrative	(356,641)	(1,277,055)	-	(1,633,696)

(Loss)/Profit from operations	(275,705)	743,020	-	467,315

Finance costs	-	(26,571)	-	(26,571)

Net (loss)/profit before taxation	(275,705)	716,449	-	440,744

Income tax expense	29,236	(176,090)	-	(146,854)

Net (loss)/income attributable to common shareholders	$(246,469)	$540,359	$-	$293,890

Other comprehensive income:			-
Foreign currency translation gain	9,874	45,507		55,381
			-
Total comprehensive (loss)/income per share attributable to common shareholders — basic and diluted	$(236,595)	$585,866	$	$349,271

Basic and diluted income per share of common stock	$-	$0.34	$-	$0.002
Weighted average number of shares of common stock outstanding *	102,730,891	1,600,000	66,887,261	171,218,152

* Proforma as adjusted shares are not weighted average and are actual shares issued and outstanding

See accompanying notes to unaudited pro forma condensed combined financial statements.

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BIONEXUS GENE LAB CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Bionexus Gene Lab Corp. (“BGLC”) and Chemrex Corporation Sdn. Bhd. (“CCSB”) after giving effect to BGLC’s acquisition of CCSB (“the Acquisition”) and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The effective date of the Acquisition was December 31, 2020.

Note 1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the results of operations or financial position of BGLC that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future results of operations or financial position of BGLC. The unaudited pro forma financial statements, including the notes thereto, do not reflect any potential operating efficiencies and cost savings that BGLC may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements and notes thereto should be read in conjunction with the historical financial statements of BGLC included in the annual report on Form 10-K for the year ended December 31, 2019 had been filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2020 and the subsequent quarterly report on Form 10-Q for the nine months ended September 30, 2020 filed with the SEC on November 9, 2020, and in conjunction with the historical financial statements of CCSB included in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020 is presented as if the Acquisition occurred on September 30, 2020. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2020 is presented as if the Acquisition had taken place on January 1, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 is presented as if the Acquisition had taken place on January 1, 2019.

Note 2. CCSB Acquisition

On December 31, 2020, BGLC, a Wyoming corporation consummated its acquisition of CCSB, pursuant to a Share Exchange Agreement (the “SEA”) by BGLC and CCSB. BioNexus desires to acquire all of the issued and outstanding shares of capital stock of CCSB from the CCSB Shareholders in exchange for 68,487,261 shares of BGLC, and, similarly, the CCSB Shareholders desire to acquire 68,487,261 shares of common stock of BGLC in exchange for all of their shares of common stock of the Acquired Corporation, all in a transaction that qualifies under Section 354 and 368(a)(1)(b) of the Internal Revenue Code of 1986, as amended (“Exchange”). The transfer of CCSB’s shares to BGLC was completed on February 9, 2021.

The acquisition of CCSB has been accounted for as a common control transaction as there is no change in the control over the assets acquired and liabilities assumed. The net assets are derecognized by the transferring entity (i.e. CCSB) and recognized by the receiving entity (i.e. BGLC). The difference between the consideration transferred and the carrying amounts of the net assets is recognized in equity.

See accompanying notes to unaudited pro forma condensed combined financial statements.

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BIONEXUS GENE LAB CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 3. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet:

(A) To record the following adjustments to common stocks:

Increase in common stocks via shares exchange	$157,520,700
Recognition of difference between the consideration and net assets acquired	(152,213,689)
Effect of shares exchange with CCSB	5,307,011
Elimination of common stocks of CCSB	(395,306)
Pro Forma adjustments	$4,911,705

Balance as of September 30, 2020 (Unaudited) - BGLG	$6,484,669
- CCSB	395,306
Pro Forma adjustments	4,911,705
Pro Forma Combined as of September 30, 2020	$11,791,680

(B) To record the following adjustments to accumulated (deficit)/surplus:

Balance as of September 30, 2020 (Unaudited)	$(507,836)

Effect of acquisition of CCSB	4,993,951
Elimination of pre-acquisition equity account of CCSB	(4,993,951)

Pro Forma Combined as of September 30, 2020	$(507,836)

(C) To record the following adjustments to accumulated other comprehensive (loss)/income:

Balance as of September 30, 2020 (Unaudited)	$(33,352)

Effect of acquisition of CCSB	82,246
Elimination of pre-acquisition equity account of CCSB	(82,246)

Pro Forma Combined as of September 30, 2020	$(33,352)

See accompanying notes to unaudited pro forma condensed combined financial statements.

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